Danny Tolmer, P.Eng. (British Columbia)

Snowden Optiro

Suite 310 – 221 W Esplanade

North Vancouver, BC, V7M 3J3

CONSENT OF QUALIFIED PERSON

I, Danny Tolmer, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘El Pilar Project S-K 1300 Technical Report Summary – Feasibility Study’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2023 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Vancouver, BC, this 23 of February, 2024

/S/ Danny Tolmer

________________________________________________

Danny Tolmer, P.Eng. (British Columbia, No. 33590 EGBC Certificate)

Michael Pegnam, P.E., (Arizona)

WSP USA Inc.

177 N Church Avenue, Suite 1105, Tucson, AZ 85701

CONSENT OF QUALIFIED PERSON

I, Michael Pegnam, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘titled ‘El Pilar Project S-K 1300 Technical Report Summary – Feasibility Study’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2023 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 23 of February, 2024

/S/ Michael Pegnam

________________________________________________

Michael Pegnam, Registered Professional Engineer - Arizona, U.S. (Registration No. 33800)

Ronald Turner MAusIMM (CP Geo.)

Golder Associates S.A.

Magdalena 181, Piso 3, Las Condes, Santiago, Chile

CONSENT OF QUALIFIED PERSON

I, Ronald Turner, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘El Pilar Project S-K 1300 Technical Report Summary – Feasibility Study’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2023 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Santiago, Chile, this 23 day of February, 2024

/S/ Ronald Turner MAusIMM

________________________________________________

Ronald Turner MAusIMM No. 302538, (CP Geo.)